                                                                Exhibit 10.8.3.3


                                AMENDMENT NO. 3


                 AMENDMENT NO. 3 dated as of July 15, 1996, between FIDELITY NATIONAL FINANCIAL, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the lenders that is a signatory hereto (individually, a "Bank" and, collectively, the "Banks"); and THE CHASE MANHATTAN BANK, a New York state-chartered banking corporation, as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                 The Company, the Banks and the Administrative Agent are parties to a Credit Agreement dated as of September 21, 1995 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Banks to the Company in an aggregate principal amount not exceeding $35,000,000. The Company, the Banks and the Administrative Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

                 Section 1. Definitions. Except as otherwise defined in this Amendment No. 3, terms defined in the Credit Agreement are used herein as defined therein.

                 Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of March 31, 1996, the Credit Agreement shall be amended as follows:

                 2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

                 2.02. Section 8.10(d) of the Credit Agreement shall be amended in its entirety to read as follows:

                          "(d)  Minimum Surplus.  The Company will cause
                 Fidelity National Title Insurance Company, Fidelity National Title Insurance Company of Pennsylvania and Fidelity National Title Insurance Company of New York to maintain an aggregate Surplus of $60,000,000 plus the Recoupment Amount, as at the last day of each fiscal quarter of the Company."


                                Amendment No. 3

                 Section 3. Representations and Warranties. The Company represents and warrants to the Banks that the representations and warranties set forth in Section 7 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 7 to "this Agreement" included reference to this Amendment No. 3.

                 Section 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of March 31, 1996, upon receipt by the Administrative Agent of duly executed counterparts of this Amendment No. 3 by the Company and the Banks constituting Majority Banks.

                 Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered as of the day and year first above written.


                                          FIDELITY NATIONAL FINANCIAL, INC.


                                          By   /s/ Carl A. Strunk
                                             -------------------------------
                                             Title:  Executive Vice President
                                                     and Chief Financial
                                                     Officer





                                Amendment No. 3

                                      BANKS

                                      THE CHASE MANHATTAN BANK



                                      By   /s/ Robert A. Foster
                                         -------------------------------
                                         Title:


                                      IMPERIAL BANK



                                      By
                                         -------------------------------
                                         Title:



                                      SANWA BANK CALIFORNIA



                                      By
                                         -------------------------------
                                         Title:


                                      WELLS FARGO BANK, N.A.




                                      By
                                         -------------------------------
                                         Title:





                                Amendment No. 3

                                      BANKS

                                      THE CHASE MANHATTAN BANK



                                      By
                                         -------------------------------
                                         Title:


                                      IMPERIAL BANK



                                      By   /s/ Jeff Thomas
                                         -------------------------------
                                         Title: VP



                                      SANWA BANK CALIFORNIA



                                      By
                                         -------------------------------
                                         Title:


                                      WELLS FARGO BANK, N.A.




                                      By
                                         -------------------------------
                                         Title:




                                Amendment No. 3

                                      BANKS

                                      THE CHASE MANHATTAN BANK



                                      By
                                         -------------------------------
                                         Title:


                                      IMPERIAL BANK



                                      By
                                         -------------------------------
                                         Title:



                                      SANWA BANK CALIFORNIA



                                      By   /s/ John C. Hyche
                                         -------------------------------
                                         Title:  Vice President


                                      WELLS FARGO BANK, N.A.




                                      By
                                         -------------------------------
                                         Title:







                                Amendment No. 3

                                      BANKS

                                      THE CHASE MANHATTAN BANK



                                      By
                                         -------------------------------
                                         Title:


                                      IMPERIAL BANK



                                      By
                                         -------------------------------
                                         Title:



                                      SANWA BANK CALIFORNIA



                                      By
                                         -------------------------------
                                         Title:


                                      WELLS FARGO BANK, N.A.




                                      By   /s/ Sandra Martin
                                         -------------------------------
                                         Title:





                                Amendment No. 3